UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

Shockwave Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38829	27-0494101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5403 Betsy Ross Drive

Santa Clara, California 95054

(Address of Principal Executive Offices) (Zip Code)

(510) 279-4262

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SWAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on April 4, 2024, Shockwave Medical, Inc. (“Shockwave”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Johnson & Johnson, a New Jersey corporation (“Johnson & Johnson”), and Sweep Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Johnson & Johnson (“Merger Sub”), providing for the merger of Merger Sub with and into Shockwave (the “Merger”), with Shockwave surviving the Merger as a wholly owned subsidiary of Johnson & Johnson.

The closing of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Shockwave and Johnson & Johnson each made the necessary filings under the HSR Act with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission on April 18, 2024. The required waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern Time on May 20, 2024.

The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of other customary closing conditions, including, without limitation, (1) the adoption of the Merger Agreement and approval of the Merger by holders of shares of common stock, par value $0.001 per share, of Shockwave (“Company Shares”) representing at least a majority of the Company Shares entitled to vote thereon (the “Company Stockholder Approval”) and (2) the approvals and clearances under the foreign antitrust laws of Austria and Germany, and any other specified approvals that may be or become required, having been obtained without the imposition of a burdensome condition. As previously announced, Shockwave has scheduled the special meeting of stockholders for May 29, 2024 to vote on adoption of the Merger Agreement.

For more information about the proposed transaction, including the Merger Agreement, the Merger and the special meeting of Shockwave’s stockholders, please see the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) by Shockwave on April 29, 2024 (the “Definitive Proxy Statement”).

Additional Information and Where to Find It

In connection with the proposed acquisition of Shockwave by Johnson & Johnson, Shockwave filed the Definitive Proxy Statement with the SEC on April 29, 2024. The Definitive Proxy Statement and proxy card have been mailed to Shockwave’s stockholders of record as of the close of business on April 29, 2024. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by Shockwave with the SEC. SHOCKWAVE’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND SHOCKWAVE WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE

PROPOSED ACQUISITION. Investors and security holders are able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about Johnson & Johnson and Shockwave through the website maintained by the SEC at www.sec.gov. Johnson & Johnson and Shockwave make available free of charge at Johnson & Johnson’s website at www.jnj.com and Shockwave’s website at www.shockwavemedical.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

Shockwave and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Shockwave in connection with the proposed acquisition. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in the “The Merger — Interests of Shockwave’s Directors and Executive Officers in the Merger” and the “Security Ownership of Certain Beneficial Owners and Management” sections of the Definitive Proxy Statement. The Definitive Proxy Statement and other documents may be obtained free of charge from the SEC’s website at www.sec.gov and Shockwave’s website at www.shockwavemedical.com.

Forward Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed acquisition of Shockwave by Johnson & Johnson. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Shockwave’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed acquisition of Shockwave by Johnson & Johnson: the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; uncertainties as to the satisfaction of closing conditions under the Merger Agreement on a timely basis or at all, including the ability to obtain required regulatory and stockholder approvals; uncertainties as to the timing of the proposed acquisition; the possibility that competing offers will be made; litigation relating to the proposed acquisition; the impact of the Merger on Shockwave’s business operations; incurrence of unexpected costs and expenses in connection with the proposed acquisition; financial or other setbacks if the Merger encounters unanticipated problems; and the risks that the proposed acquisition divert management’s attention from Shockwave’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: the impact of global business, political, and macroeconomic conditions, including inflation, rising interest rates, uncertainty with respect to the federal budget and the related potential for government shutdowns, instability in the global banking system, volatile market conditions, supply chain disruptions, cybersecurity events and global events, including regional conflicts around the world, on Shockwave’s operations, financial results, liquidity, capital resources, expenses, supply chain, manufacturing, research and development activities, clinical trials, and employees; Shockwave’s ability to successfully execute its business and growth strategies; Shockwave’s ability to develop, manufacture, obtain and maintain regulatory approvals for, and market and sell, its products; Shockwave’s expected future growth, including the size and growth potential of the markets for its products; Shockwave’s ability to obtain coverage and reimbursement for procedures performed using its products; Shockwave’s ability to scale its organizational culture; the impact of the development, regulatory approval, efficacy and commercialization of competing products; the loss of key scientific or management personnel; Shockwave’s ability to develop and maintain its corporate infrastructure, including its internal controls; Shockwave’s financial performance and capital requirements; the success of any acquisitions that Shockwave makes; and Shockwave’s ability to obtain and maintain intellectual property protection for its products, as well as its ability to operate its business without infringing the intellectual property rights of others; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Shockwave’s Annual Report on Form 10-K filed with the SEC on February 26, 2024 and in Shockwave’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2024 and elsewhere in Shockwave’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Shockwave undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOCKWAVE MEDICAL, INC.

Date: May 21, 2024	By:	/s/ Renee Gaeta
Renee Gaeta
Chief Financial Officer